                                                                    EXHIBIT 10.8

                             COBALT NETWORKS, INC.
                              EMPLOYEE STOCK PLAN

                         NOTICE OF STOCK OPTION GRANT
                         ----------------------------



George Korchinsky                                                       ISO - 44
[Address]
____________________________

____________________________


     You have been granted an option, consisting of the Stock Option Agreement attached hereto as Exhibit A and this Notice of Stock Option Grant (together, the "Option") to purchase Common Stock of COBALT NETWORKS, INC. (the "Company") as follows:

     Date of Grant:                        7/15/98
                                         ------------
     Vesting Date:                         07/08/98
                                         ------------
     Option Price Per Share:               0.50
                                         ------------
     Total Number of Shares Granted:       120,000
                                         ------------
     Total Price of Shares Granted:        $60,000
                                         ------------
     Type of Option:                       X      Incentive Stock Option
                                         -------
                                         _______  Nonqualified Stock Option

     Term/Expiration Date:                 10            07/15/08
                                           years/      _____________

     Exercise Schedule:
     ------------------

     This Option may be exercised, in whole or in part, in accordance with the Vesting Schedule set out below;

     Vesting Schedule:
     ----------------

     Date of Vesting                                       Number of Shares
     ----------------------------------------              ---------------------------------------------
     Each Monthly Anniversary of Vesting Date              1/48th of the total Shares until fully vested

     Notwithstanding the foregoing, in the event of a Change in Control of the Company, the lessor of 50% of the Shares or all the remaining shares of Stock will become fully vested. For the purposes of this section "Change in Control"
                                                             -----------------
means the occurrence of any of the following events:
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          (A)  Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), excluding existing beneficial owners as of the date of adoption of the Plan, is or becomes the "beneficial owner" (as defined in Section 13d-3 of said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities;

          (B) The shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets;

          (C) Any other provision of this subsection notwithstanding, the term Change in Control shall not include either of the following events undertaken at the election of the Company:

               (i) Any transaction, the sole purpose of which is to change the state of the Company's incorporation; or

               (ii) A transaction, the result of which is to sell all or substantially all of the assets of the Company to another corporation (the "surviving corporation") provided that the surviving corporation is owned directly or indirectly by the shareholders of the company immediately following such transaction in substantially the same proportions as their ownership of the Company's common stock immediately preceding such transaction.

     Termination Period:
     -------------------

     Option may be exercised for 90 days after termination of employment or consulting relationship except as set out in Sections 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date).

     Additional Forms of Consideration:
     ----------------------------------

     In addition to the forms of consideration set out in Section 3 of the Stock Option Agreement, this Option may be exercised using the following forms of consideration:

                                                ___  No Additional Forms

                                                ___  Additional Forms as noted:
                                                     Promissory Note at the
                                                     discretion of the

                                                     Company. ________________
_______________________________________________________________________________
_______________________________________________________________________________

                                      -2-
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Exercise of this Option shall be on a form of Exercise Notice provided by the
Company.

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THIS OPTION IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S EMPLOYEE STOCK PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and certain information related to it and represents that he or she is familiar with the terms and provisions of the Plan and this Option. Optionee accepts this Option subject to all such terms and provisions. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Employee Stock Plan and the Incentive Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE:                              COBALT NETWORKS, INC., a
                                       California company

/s/ George Korchinsky
--------------------------------   By /s/ Kenton D. Chow
Signature                            ------------------------------------------

George Korchinsky
--------------------------------   Title  Chief Financial Officer
Print Name                              ---------------------------------------

                                      -3-
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                               CONSENT OF SPOUSE
                               -----------------

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Stock Option. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Stock Option, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Stock Option and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Stock Option.


                                        _______________________________________
                                        Spouse of Purchaser